Quarterly Report for the period ended September 30, 2013 1For Current Investors Only | Confidential | Distribution or reproduction prohibited | See back panel for important disclosure information Portfolio Summary Total Assets2 (at fair value) $908 million Properties 36 Total Square Feet & Units 5.0 mil. & 2,015 units Portfolio Occupancy 93% Company Leverage Ratio 56% Average Remaining Lease Term3 6.0 Years Geographic Diversification 11 States and Canada Investment Strategy Diversified - Core Inception Date4 10/01/2012 Gross Q3 Dividend Per Share Paid5 $0.10 Advisory Fee 1.25% on NAV Tax Reporting 1099-DIV 1 Fees and expenses reduce cash available for distribution. We may pay distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, or offering proceeds. Since the company began operations in 2004, cumulative distributions have been funded by cash flow from operations. 2 Total assets at fair value are reported at pro-rata share. 3 Average remaining lease term excludes our seven apartment properties as these leases are generally one year in term. 4 This offering went effective with the SEC on October 1, 2012 at an initial offering price of $10.00 per share. 5 Reflects gross dividend paid on each share class. Actual dividends received by Class A and Class M stockholders are net of applicable class-specific fees. 6 Past performance is no guarantee of future results. Returns are net of Company expenses and fees. 7 Since Inception Return is calculated by adding share price changes with cumulative dividends since 10/1/2012 (the date JLLIPT’s continuous public offering was launched at $10.00 per share) and dividing the result by $10.00. 8 NAV is reported based on the fair value of assets less liabilities. Our daily NAV can be found on our website at www.jllipt.com and our toll-free number, 855.652.0277. For important disclosures regarding the Company’s performance please refer to the “Notes” section in the back of this letter. Current performance may be higher or lower than the performance quoted herein. The investment return and principal value of an investment will fluctuate so that an investment may be worth more or less than its original cost. No representation or warranty is made as to the efficacy of any particular strategy or the actual returns that may be achieved. Returns Summary6 ExEcutivE Summary In the third quarter 2013, Jones Lang LaSalle Income Property Trust, Inc. (the “Company”): Paid net of fee distributions of $0.10 per share on Class E Shares, $0.087 on Class M Shares and $0.076 on Class A Shares1; Reduced portfolio leverage to 56% through the repayment of debt and reduced the weighted-average cost of debt to 5.20%; Maintained portfolio occupancy at 93%; Acquired 90% interest in a new grocery-anchored retail property for $43 million; Realized modest share appreciation resulting from net increases in underlying property values; Experienced positive capital inflows from the sale of shares. Shortly after the end of the third quarter the Company: Closed on two separate dispositions of properties that no longer fit within our core investment strategy; Declared a 10% increase in our gross dividend for the fourth quarter of 2013. Class E Class M Class A Q3 Return (Gross) 1.38% 1.48% 1.38% Q3 Return (Net) 1.38% 1.36% 1.14% YTD Return (Gross) 3.35% 3.36% 3.36% YTD Return (Net) 3.35% 3.04% 2.70% Since Inception Return (Gross)7 5.88% 5.78% 5.68% Since Inception Return (Net)7 5.88% 5.37% 4.88% Q3 Dividend per Share (Net) $0.10 $0.087 $0.076 YTD Dividend per Share (Net) $0.30 $0.268 $0.233 NAV per Share8 $10.18 $10.17 $10.16

Acquisition Activity In the third quarter we successfully completed one new acquisition to add to the two properties we acquired in the second quarter. On September 17, 2013, we acquired a 90% interest in Grand Lakes Marketplace, a 131,000 square foot retail property located in Katy, Texas for approximately $43 million. This brand new grocery-anchored retail shopping center is 100% leased to 21 different tenants. The weighted average remaining lease term across all tenants is 12 years, excluding renewal options. Rapidly growing Katy is a desirable west-suburban Houston area due to its high-quality public schools and master planned housing communities and this shopping center is strategically situated in an infill location within the Grand Lakes community. The property’s 2 Quarterly Report | September 30, 2013 Distributions On November 4, 2013, management recommended and our board of directors approved a 10% increase in our gross dividend rate to $0.11 per share to stockholders of record as of December 30, 2013 to be paid on February 7, 2014 (actual dividends received by Class A and Class M stockholders will be net of class-specific fees). The increase will provide an annualized dividend to our stockholders of $0.44 per share before the deduction of class-specific fees. Share Value As of September 30, 2013, the NAV per share was $10.16 for our Class A shares, $10.17 for our Class M shares and $10.18 for our Class E shares. The differences in NAV among the share classes are due to the differing fees associated with each share class. Our property investment portfolio is externally appraised by our independent valuation advisor, Real Estate Research Corporation. In the third quarter the NAV of all share classes increased as compared to June 30, 2013 as net property valuations had a slightly positive impact for the quarter. Our daily share values are posted on our website (www.jllipt.com) and are available via our stockholder services customer support line at 855.652.0277. Investment Returns The combination of share appreciation and dividend distributions for the rolling four quarters ending September 30, 2013 generated a total return of between 4.9% and 5.9% depending on the share class owned. The total return was comprised of a cash return of between 3.2% and 4.0% and an appreciation return of between 1.6% and 1.9%. Capital Raising Since the continuous public offering of our shares went effective on October 1, 2012, we have seen strong capital inflows, raising in excess of $140 million through the end of third quarter. The success in raising new capital has helped us execute on a number of key strategic initiatives, including acquiring new investments to expand and diversify our portfolio holdings and paying down debt to decrease our Company leverage ratio. company updatE 12% Industrial 45% Office 21% Retail 22% Apartment 18% Midwest 13% East 32% West 32% South 5% International Portfolio Diversification By Property Type By Geographic Region portFoLio updatE For Current Investors Only | Confidential | Distribution or reproduction prohibited | See back panel for important disclosure information

3 location and long-term leases with contractual rent increases should provide the fundamentals to sustain continuing strong investment performance and support stable returns. At closing, we financed this acquisition with a $23.9 million, fixed-rate mortgage for 10 years at 4.2%. The LTV on this property was approximately 50%. Leasing & Occupancy As of September 30, 2013, total portfolio occupancy was 93%, unchanged from June 30, 2013 occupancy. Leverage On September 12, 2013 we closed on a $19.1 million borrowing secured by Suwanee Distribution Center, our recently acquired industrial property located in suburban Atlanta, Georgia. This is a seven year loan at a fixed interest rate of 3.66%. The LTV on this property is now 50%. Reducing the Company’s leverage ratio to its long-term target level of 30% to 50% remains a key strategic objective. During the third quarter we prepaid Pool 1 of the Dignity Health Office Portfolio loans in advance of the November 1, 2013 maturity date. The note had an interest rate of 5.75%. The outstanding balance retired was approximately $13.7 million and these properties previously had a 63% LTV. Our Company leverage ratio continues to decline, from 63% at the end of 2012 to 56% as of September 30, 2013. As we pay down this higher rate debt, our weighted-average interest rate continues to decline, from 5.57% at December 31, 2012 to 5.20% at September 30, 2013. Dispositions It is also one of our strategic priorities to sell properties that no longer fit our core investment strategy. After quarter end, we closed on two property sales within our portfolio. On October 24, 2013, we sold 13 of the 15 medical office properties in our Dignity Health Office Portfolio, for $111.2 million. With the sale, we prepaid the three remaining mortgage loan pools associated with the properties for approximately $60.9 million. Through this sale and loan repayment we prepaid our largest 2013 debt maturity which carried a 5.75% interest rate. The sale of the Dignity Health Office Portfolio was prompted by our belief that the future direction of the healthcare industry is moving away from individual physician practices and more towards large physician practice groups. The majority of the space within the Dignity Health Office Portfolio is focused on smaller, individual physician practices. Also in October, we sold our partial interest in Legacy Village, a lifestyle shopping center located in suburban Cleveland, Ohio for $27.3 million. This was the only non-controlling unconsolidated property in our portfolio. This sale was in- line with our investment strategy to focus on retail investments in grocery anchored community oriented retail properties and to generally own majority controlling ownership interests in our investments. This sale also allowed us to prepay one of our larger early 2014 debt maturities. It is important to note that both of these arms-length dispositions closed at sale prices which closely approximated their current appraisal- based valuations. Outlook For the remainder of the year, we would like to reduce our current overweight allocation to the office property sector and increase our underweight allocation to the industrial and retail property sectors. To that end and in keeping with our broader mandate for the portfolio, our target acquisitions for the remainder of this year include well-located, well-leased industrial buildings and grocery-anchored retail properties as well as other property investments that match our operational and risk objectives. We are very pleased to enhance the current return to our stockholders through the dividend increase and demonstrate our ongoing commitment to providing attractive, risk-adjusted returns. We are optimistic that continued successful capital raising should allow us to advance our strategic objectives and further broaden and diversify our portfolio holdings, both domestically and, over time, around the world. CONTACT We strive to keep you well informed regarding Jones Lang LaSalle Income Property Trust. If you have any questions, please speak to your designated account representative or contact shareholder services at 855.652.0277 between the hours of 8:00 a.m. and 5:00 p.m. central time or via email at jllipt@lasalle.com. Quarterly Report | September 30, 2013 For Current Investors Only | Confidential | Distribution or reproduction prohibited | See back panel for important disclosure information

4 This report is current as of the date noted, is solely for informational purposes, and does not purport to address the financial objectives, situation, or specific need of any individual reader. The information contained herein has been obtained from sources believed to be reliable, but we cannot guarantee its accuracy or completeness. Opinions and estimates expressed herein are as of the date of the report and are subject to change without notice. Neither the information nor any opinion expressed represents a solicitation for the purchase or sale of any security. Economic or financial forecasts are inherently limited and should not be relied on as an indicator of future investment performance. Past performance is no guarantee of future results The Company is advised by LaSalle Investment Management, Inc. (“LaSalle”). Notes The returns shown in this document are intended to represent investment results for the Company for the period stated and are not predictive of future results. The returns have been prepared using unaudited quarterly and audited annual data, if available at the time, and valuations of the underlying investments in the Company’s portfolio, which are done or reviewed by our independent valuation advisor. Valuations based upon unaudited or estimated reports from the underlying investments may be subject to later adjustments or revisions. The returns are net of all management fees (e.g. the Fixed and Variable Management Fee) and Company expenses (e.g. administration, organization, legal and accounting fees, and transaction expenses) and include capital gains and other earnings. The year to date return is time-weighted using a geometric linking of quarterly returns. Strategies undertaken by the Company are not intended to track any index and information on indicies is provided for illustrative purposes only. Nothing herein should be construed as a solicitation of clients, or as an offer to sell or a solicitation of an offer to invest in the Company. Such investments may be offered only pursuant to an offering memorandum. Certain information herein has been obtained from public and third party sources and, although believed to be reliable, has not been independently verified and its accuracy, completeness or fairness cannot be guaranteed. Important Risk Disclosure Real Estate Investment Trusts (REITs) involve a significant degree of risk and should be regarded as speculative. They are only made available to qualified investors under the terms of the offering memorandum. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values, defaults by mortgagors or other borrowers and tenants, increases in property taxes and operating expenses, overbuilding, fluctuations in rental income, changes in interest rates, possible lack of availability of mortgage funds or financing, extended vacancies of properties, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, and casualty or condemnation losses. In addition, the performance of the local economy in each of the regions in which real estate is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. No investment strategy or risk management technique can guarantee return or eliminate risk in any market environment. Holdings may be highly leveraged and, therefore, more sensitive to adverse business or financial developments. These investments are long-term and unlikely to produce realized income for investors for a number of years. Interests in these investments are not transferable. The holding may be illiquid—very thinly traded or assets for which no market exists. These investments may use leverage, which even on a short-term basis can magnify increases or decreases in the value of the investment. The business of identifying these investment opportunities is competitive. In addition, high fees and expenses may offset the Company’s profits. For complete disclosure of risks related to the Company, please see our Annual Report filed on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Reports on Form 10-Q, also filed with the SEC. Important Disclosure Information LaSalle Investment Management is one of the world’s leading real estate investment managers and is a registered investment adviser with the SEC under the Investment Advisers Act of 1940. LaSalle is an indirect wholly-owned subsidiary of Jones Lang LaSalle Incorporated, a global real estate services firm listed on the New York Stock Exchange. This document is being provided on a confidential basis for informational purposes only. Nothing herein is or should be construed as investment, legal or tax advice, a recommendation of any kind, a solicitation of clients, or an offer to sell or a solicitation of an offer to invest in the Company. An investment in the Company may be offered only pursuant to the Company’s confidential offering memorandum or prospectus, subscription document, operating agreement, Privacy Policy and Disclosure and Waiver Letter, as applicable, and other related documents (collectively, the “Offering Package”). The information contained herein is not complete, may not be current, is subject to change, and is subject to, and qualified in its entirety by, the more complete disclosures, risk factors and other terms that are contained in the Offering Package. Certain information herein has been obtained from third party sources and although believed to be reliable, has not been independently verified and its accuracy or completeness cannot be guaranteed. No representation is made with respect to the accuracy, completeness, or timeliness of this document. Prior to investing in the Company, investors must carefully review the Offering Package and acknowledge in writing that they understand the risks associated with such an investment. Prospective investors must complete the subscription document, which requires certification of the investor’s qualifications, including without limitation, the investor’s financial suitability, investment sophistication and experience, and willingness and ability to bear the risks associated with an investment in the Company. Prospective investors should consult their tax and/or legal advisors before making tax-related and/or legal-related investment decisions. This report contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” and other similar terms, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. Copyright © 2013 LaSalle Investment Management, Inc. All rights reserved. No part of this publication may be reproduced by any means, whether graphically, electronically, mechanically or otherwise howsoever, including without limitation photocopying and recording on magnetic tape, or included in any information store and/or retrieval system without prior permission of LaSalle.